==============================================================================

                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of report (Date of earliest event reported): August 18, 1998



                           SPARTAN MOTORS, INC.
            (Exact Name of Registrant as Specified in Charter)



               MICHIGAN              0-13611            38-2078923
       (State or Other Jurisdic-   (Commission        (IRS Employer
         tion of Incorporation)    File Number)     Identification No.)


              1000 REYNOLDS ROAD
             CHARLOTTE, MICHIGAN                           48813
   (Address of principal executive offices)              (Zip Code)


                              (517) 543-6400
           (Registrant's telephone number, including area code)


                              NOT APPLICABLE
       (Former name or former address, if changed since last report)






==============================================================================

Item 5.   OTHER EVENTS.

          On August 18, 1998, Carpenter Industries, Inc. announced that its shareholders tentatively agreed to a plan designed to restart production and allow Carpenter to continue to service its customers and dealers. Spartan Motors, Inc. (the "Company") has a one-third equity interest in Carpenter. A copy of the Carpenter press release is attached as Exhibit 99(b) to this Current Report.

          As reported in the Company's Form 10-Q filed with the Securities and Exchange Commission on August 14, 1998, the Company made equity investments in Carpenter in the first and second quarters of 1998 of $1,250,000 and $1,521,000. These amounts were written off to record the Company's share of Carpenter's net loss for the respective quarters.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
          EXHIBITS.

     (c) The following documents are filed as exhibits to this report on Form 8-K:

          99(a) Memorandum to Interested Investors and Media dated August 19, 1998.

          99(b)     Press Release dated August 18, 1998.


               [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 25, 1998            SPARTAN MOTORS, INC.


                                   By  /s/Richard J. Schalter
                                       Richard J. Schalter
                                       Secretary, Treasurer and Chief
                                       Financial Officer

                               EXHIBIT INDEX


EXHIBIT NUMBER           DOCUMENT


     99(a)     Memorandum to Interested Investors and Media dated August
               19, 1998.

     99(b)     Press Release dated August 18, 1998.